UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2020 (May 11, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 7.01 is incorporated by reference into this Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 11, 2020, Hertz Global Holdings, Inc. and The Hertz Corporation (collectively, “Hertz” or the “Company”) issued a press release announcing the Company’s first quarter 2020 financial results.

On May 12, 2020, the Company will conduct an earnings webcast relating to the Company's financial results for the first quarter 2020. The earnings webcast will be made available to the public via a link on the Investor Relations section of the Hertz website, IR.Hertz.com, and the slides that will accompany the presentation will be available to the public at the time of the earnings webcast through the Company's website. Certain financial information relating to completed fiscal periods that will be part of the earnings webcast is included in the set of slides that will accompany the earnings webcast, a copy of which is attached hereto as Exhibit 99.2. The press release and the financial supplement are furnished as Exhibits 99.1 and 99.2 to this current report and are hereby incorporated by reference into this Item 7.01.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 - Press Release of Hertz Global Holdings, Inc. and The Hertz Corporation dated May 11, 2020.
Exhibit 99.2 - Set of slides that will accompany the May 12, 2020 earnings webcast.
Exhibit 101.1 - Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
Exhibit 104.1 - Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ JAMERE JACKSON
Name:	Jamere Jackson
Title:	Executive Vice President and Chief Financial Officer
Date:  May 12, 2020